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                                                                   EXHIBIT 23.1

                     CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-08559) of InVision Technologies, Inc. of our report dated February 20, 1997 appearing in this Annual Report on Form 10-K.




/s/ Price Waterhouse LLP
----------------------------
PRICE WATERHOUSE LLP


San Jose, California
May 9, 1997